                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

     Each of the undersigned officers and directors of CheckFree Corporation, a Delaware corporation (the "Company") hereby appoints Peter J. Kight, Peter F. Sinisgalli, and Curtis A. Loveland as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, up to 4,000,000 shares of Common Stock, $.01 par value, of the Company to be sold and distributed by the Company pursuant to the CheckFree Corporation 1995 Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provision of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed these presents this 1st day of November, 2000.

           Signature                                                   Title
           ---------                                                   -----
     /s/ Peter J. Kight                                       Chairman of the Board of Directors and
--------------------------------------------
     Peter J. Kight                                           Chief Executive Officer
                                                              (Principal Executive Officer)

     /s/ David E. Mangum                                      Executive Vice President and Chief Financial Officer
--------------------------------------------
     David E. Mangum                                          (Principal Financial Officer)


     /s/ Gary A. Luoma, Jr.                                   Vice President, Chief Accounting Officer and
--------------------------------------------
     Gary A. Luoma, Jr.                                       Assistant Secretary
                                                              (Principal Accounting Officer)

     /s/ William P. Boardman                                  Director
--------------------------------------------
     William P. Boardman

     /s/ James D. Dixon                                       Director
--------------------------------------------
     James D. Dixon

     /s/ Henry C. Duques                                      Director
--------------------------------------------
     Henry C. Duques

     /s/ Mark A. Johnson                                      Director
--------------------------------------------
     Mark A. Johnson

     /s/ Lewis C. Levin                                       Director
--------------------------------------------
     Lewis C. Levin


     /s/ Eugene F. Quinn                                      Director
--------------------------------------------
     Eugene F. Quinn

     /s/ Jeffrey M. Wilkins                                   Director
--------------------------------------------
     Jeffrey M. Wilkins